UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 19, 2016

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001668738
DBJPM 2016-C1 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-206705-03	38-3984705 38-3984706 38-7145079
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street

New York, New York

(Address of principal executive offices)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed with the Securities and Exchange Commission on April 19, 2016 (the “Original Form 8-K”), with respect to DBJPM 2016-C1 Mortgage Trust. The purpose of this amendment is to (1) file the executed version of the document filed as Exhibit 4.6 to the Original Form 8-K, and (2) make certain revisions to the versions of the documents filed as Exhibit 4.1 and Exhibit 36.1 to the Original Form 8-K. No other changes have been made to the Original Form 8-K other than the changes described above.

Item 8.01. Other Events.

On April 19, 2016, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, of DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Columbus Park Crossing will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of March 1, 2016 (the “COMM 2016-DC2 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator and custodian, and Park Bridge Lender Services LLC, as operating advisor, entered into in connection with the COMM 2016-DC2 Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as Note A-1 holder, and German American Capital Corporation, as Note A-2 holder.

Further information regarding the Certificates has been previously provided in the Prospectus, dated April 5, 2016. The related registration statement (file no. 333-206705) was originally declared effective on November 18, 2015. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated April 5, 2016.

The Pooling and Servicing Agreement and the COMM 2016-DC2 Pooling and Servicing Agreement are attached hereto as Exhibits 4.1 and 4.2, respectively.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit 4.1	Pooling and Servicing Agreement, dated as of April 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of March 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator and custodian, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION (Registrant)

Date: May 31, 2016
	By:	/s/ Lainie Kaye
Name: Lainie Kaye
Title: Director

	By:	/s/ Matthew Smith
Name: Matthew Smith
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of April 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.	(E)
4.2	Pooling and Servicing Agreement, dated as of March 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator and custodian, and Park Bridge Lender Services LLC, as operating advisor.	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 5, 2016.	(E)